UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 18, 2007
RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	000-52588 (Commission File Number)	43-1823071 (I.R.S. Employer Identification No.)

10401 Clayton Road Frontenac, Missouri (Address of principal executive offices)	63131 (Zip Code)
(314) 569-7200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act.
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 8.01. Other Events.
     On July 18, 2007, Reliance Bancshares, Inc. (the “Company”) issued a press release announcing that it is a Securities and Exchange Commission publicly reporting company. The Company filed a Registration Statement on Form 10 pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended, on April 27, 2007. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Reliance Bancshares, Inc., issued July 18, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 24, 2007

RELIANCE BANCSHARES, INC. (Registrant)

By:	/s/ James W. Sullivan

Name:	James W. Sullivan
Title:	Chief Financial Officer